Circuit City Stores, Inc. Will Recognize Stock Option Expense

       Company Adopts Statement of Financial Accounting Standards No. 123

Richmond,  Va.,  March 29, 2004 - Circuit City  Stores,  Inc.,  (NYSE:CC)  today announced that beginning in the fourth quarter ended February 29, 2004, it has adopted the fair value recognition provisions for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure, resulting in the recognition of an expense associated with stock options and the employee stock purchase plan.

The impact of implementing this accounting standard will be reflected in the company's results for the fourth quarter and fiscal year ended February 29, 2004, expected to be released March 31, 2004.

Consolidated statements of operations that reflect the adoption of SFAS No. 123, as amended by SFAS No. 148, for the first three quarters of fiscal 2004 and the four quarters of fiscal 2003 are attached to this release as Table 1. The expense associated with stock options and the employee stock purchase plan has been included in stock-based compensation expense as a separate line item on the attached consolidated statements of operations. Stock-based compensation expense also includes expenses related to restricted stock previously included in selling, general and administrative expenses.

A quarterly breakdown of the components of selling, general and administrative expenses for the first three quarters of fiscal 2004 and the four quarters of fiscal 2003 is attached to this release as Table 2.

About Circuit City Stores, Inc.
With headquarters in Richmond, Va., Circuit City Stores, Inc. puts the customer first with high-quality service and more than 5,000 consumer electronics products available in its stores and online at www.circuitcity.com. Top-quality, low-priced products; detailed product information; and product specialists, who complete extensive online and in-store training programs, are all a part of Circuit City's promise to provide superior consumer electronics solutions to its customers. Circuit City's store revitalization program reflects the changing needs of consumer electronics shoppers, the stores are brighter and more open, the aisles are wider and virtually every product Circuit City sells is on the sales floor for easy customer access. Circuit City operates 599 Circuit City Superstores and five mall-based stores in 157 markets.

Contact: Bill Cimino, Director of Corporate Communications, 804-418-8163 Jessica Simmons, Investor Relations, 804-527-4038
           Virginia Watson, Investor Relations, 804-527-4033





Table 1


                            CIRCUIT CITY STORES, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (Amounts in thousands except per share data)


                                                                                    Three Months Ended
                                                                5/31/2003               8/31/2003              11/30/2003

NET SALES AND OPERATING REVENUES                          $       1,933,320       $       2,155,700       $       2,407,424
Cost of sales, buying and warehousing                             1,485,010               1,668,325               1,872,600
                                                            ----------------        ----------------       ----------------
GROSS PROFIT                                                        448,310                 487,375                 534,824

Finance income                                                        8,018                   8,769                   5,631

Selling, general and administrative expenses                        494,542                 544,591                 572,217

Stock-based compensation expense                                      7,515                  12,131                  10,775

Interest expense                                                      1,007                     303                     169
                                                            ----------------        ----------------       ----------------

Loss from continuing
     operations before income taxes                                 (46,736)                (60,881)                (42,706)

Income tax benefit                                                  (18,647)                (21,570)                (14,651)
                                                            ----------------        ----------------       ----------------

NET LOSS FROM CONTINUING OPERATIONS                                 (28,089)                (39,311)                (28,055)

NET (LOSS) EARNINGS FROM DISCONTINUED OPERATIONS                    (18,607)                (90,314)                 25,546
                                                            ----------------        ----------------       ----------------

NET LOSS                                                  $         (46,696)      $        (129,625)      $          (2,509)
                                                            ================        ================       ================

Weighted average common shares:
        Basic                                                       205,828                 206,177                 206,441
                                                            ================        ================       ================

        Diluted                                                     205,828                 206,177                 206,441
                                                            ================        ================       ================


NET (LOSS) EARNINGS PER SHARE:
     Basic:
        Continuing operations                             $           (0.14)      $           (0.19)      $           (0.14)
        Discontinued operations                                       (0.09)                  (0.44)                   0.12
                                                            ----------------        ----------------       ----------------

                                                          $           (0.23)      $           (0.63)      $           (0.01)
                                                            ================        ================       ================

     Diluted:
        Continuing operations                             $           (0.14)      $           (0.19)      $           (0.14)
        Discontinued operations                                       (0.09)                  (0.44)                   0.12
                                                            ----------------        ----------------       ----------------

                                                          $           (0.23)      $           (0.63)      $           (0.01)
                                                            ================        ================       ================


Table 1 (Cont.)


                            CIRCUIT CITY STORES, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (Amounts in thousands except per share data)

                                                                                    Three Months Ended
                                                             5/31/2002          8/31/2002         11/30/2002          2/28/2003

NET SALES AND OPERATING REVENUES                         $    2,118,243     $    2,221,204    $     2,421,687     $     3,192,396
Cost of sales, buying and warehousing                         1,604,893          1,695,316          1,873,573           2,429,423
                                                           -------------     --------------    ---------------     --------------

GROSS PROFIT                                                    513,350            525,888            548,114             762,973

Finance income                                                   10,398             12,786              2,267               1,841

Selling, general and administrative expenses                    531,497            566,143            587,434             643,689

Stock-based compensation expense                                 12,799             12,194             15,316              12,942

Interest expense                                                      -                550                168                 375
                                                           -------------     --------------    ---------------     --------------

(Loss) earnings from continuing
    operations before income taxes                              (20,548)           (40,213)           (52,537)            107,808

Income tax (benefit) provision                                   (7,304)           (14,713)           (19,526)             41,362
                                                           -------------     --------------    ---------------     ---------------

NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS                  (13,244)           (25,500)           (33,011)             66,446

NET EARNINGS FROM DISCONTINUED OPERATIONS                        35,219             39,902              7,963               4,488
                                                           -------------     --------------    ---------------     ---------------

NET EARNINGS (LOSS)                                      $       21,975     $       14,402    $       (25,048)    $        70,934
                                                           =============     ==============    ===============     ===============

Net earnings from discontinued operations attributed to:

       Circuit City common stock                         $       25,103     $       28,864    $         6,809     $         4,488
                                                           =============     ==============    ===============     ===============

       CarMax Group common stock                         $       10,116     $       11,038    $         1,154     $             -
                                                           =============     ==============    ===============     ===============

Weighted average common shares:
    Circuit City:
       Basic                                                    206,710            207,202            207,454             207,512
                                                           =============     ==============    ===============     ===============

       Diluted                                                  206,710            207,202            207,454             209,036
                                                           =============     ==============    ===============     ===============

    CarMax Group:
       Basic                                                     36,962             37,065             37,084                   -
                                                           =============     ==============    ===============     ===============

       Diluted                                                   38,826             38,618             38,577                   -
                                                           =============     ==============    ===============     ===============

NET (LOSS) EARNINGS PER SHARE:
    Basic:
       Continuing operations                             $        (0.06)    $        (0.12)   $         (0.16)    $          0.32
       Discontinued operations attributed
          to Circuit City common stock                             0.12               0.14               0.03                0.02
                                                           -------------     --------------    ---------------     ---------------

                                                         $         0.06     $         0.02    $         (0.13)    $          0.34
                                                           =============     ==============    ===============     ===============

       Discontinued operations attributed
          to CarMax Group common stock                   $         0.27     $         0.30    $          0.03     $             -
                                                           =============     ==============    ===============     ===============

    Diluted:
       Continuing operations                             $        (0.06)    $        (0.12)   $         (0.16)    $          0.32
       Discontinued operations attributed
          to Circuit City common stock                             0.12               0.14               0.03                0.02
                                                           -------------     --------------    ---------------     ---------------

                                                         $         0.06     $         0.02    $         (0.13)    $          0.34
                                                           =============     ==============    ===============     ===============

       Discontinued operations attributed
          to CarMax Group common stock                   $         0.26     $         0.29    $          0.03     $             -
                                                           =============     ==============    ===============     ===============



Table 2


Selling, General and Administrative Expenses
--------------------------------------------

For fiscal 2004, the components of selling, general and administrative expenses were as follows:


                                            Three Months Ended         Three Months Ended        Three Months Ended
(Amounts in millions)                          May 31, 2003              August 31, 2003          November 30, 2003
----------------------------------------    ------------------         ------------------        ------------------
Store expenses..........................          $442.6                     $480.7                    $520.0
General and administrative expenses.....            36.1                       42.0                      39.1
Remodel expenses........................            11.4                       18.2                       0.3
Relocation expenses.....................             5.1                        4.0                       9.8
Pre-opening expenses ...................             1.7                        1.4                       4.2
Interest income.........................            (2.4)                      (1.7)                     (1.2)
                                            ------------------         ------------------        ------------------
Total selling, general and
     administrative expenses............          $494.5                     $544.6                    $572.2
                                            ==================         ==================        ==================





For fiscal 2003, the components of selling, general and administrative expenses were as follows:

                                               Three Months      Three Months       Three Months     Three Months
                                                   Ended             Ended              Ended            Ended
(Amounts in millions)                          May 31, 2002     Aug. 31, 2002       Nov. 30, 2002   Feb. 28, 2003
-------------------------------------------    ------------     -------------       -------------   -------------
Store expenses.............................        $476.0            $495.5             $530.2           $584.6
General and administrative expenses........          49.6              44.9               42.4             58.4
Remodel expenses...........................           6.5              21.3                7.0             (6.0)
Relocation expenses........................           1.5               4.5                4.4              8.7
Pre-opening expenses.......................           0.6               2.1                4.4                -
Interest income............................          (2.7)             (2.2)              (1.0)            (2.0)
                                               ------------     -------------       -------------   -------------
Total selling, general and
     administrative expenses...............        $531.5            $566.1             $587.4           $643.7
                                               ============     =============       =============   =============
